AMENDMENT NO. 5 AND ADDENDUM TO CREDIT AGREEMENT
This AMENDMENT NO. 5 AND ADDENDUM TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 31, 2014, by and among
THE ONE GROUP, LLC, a Delaware limited liability company,
ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company,
STK-LAS VEGAS, LLC, a Nevada limited liability company,
STK ATLANTA, LLC, a Georgia limited liability company,
CA ALDWYCH LIMITED, a private limited company organized under the laws of the United Kingdom,
HIP HOSPITALITY LIMITED, a private limited company organized under the laws of the United Kingdom,
STK CHICAGO LLC, an Illinois limited liability company,
STK-LA, LLC, a New York limited liability company,
STK MIAMI, LLC, a Florida limited liability company,
STK MIAMI SERVICE, LLC, a Florida limited liability company,
STK MIDTOWN HOLDINGS, LLC, a New York limited liability company,
STK MIDTOWN, LLC, a New York limited liability company,
STK ORLANDO LLC, a Florida limited liability company,
T.O.G. (ALDWYCH) LIMITED, a private limited company organized under the laws of the United Kingdom,
T.O.G. (UK) LIMITED, a private limited company organized under the laws of the United Kingdom,
TOG BISCAYNE, LLC, a Florida limited liability company, and
WSATOG (MIAMI) LLC, a Delaware limited liability company (each hereinafter referred to individually as an "Existing Borrower", and collectively, as the "Existing Borrowers"), and
STK WESTWOOD, LLC, a California limited liability company (the "New Borrower"), and
BANKUNITED, N.A. (hereinafter referred to as the "Bank").
RECITALS
A.    The Bank and the Existing Borrowers have entered into that certain Credit Agreement, dated as of October 31, 2011 (as amended through the date hereof, the "Credit

7160698_2.docx

Agreement"), pursuant to which the Bank has extended credit to the Existing Borrowers for the purposes permitted therein.
B.    Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.
C.    The Existing Borrowers and the Bank have agreed to amend the Credit Agreement by adding the New Borrower as an additional Borrower and Subsidiary Borrower, all as provided in this Amendment.
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Addition of New Borrower/Subsidiary Borrower.
1.1    The New Borrower (i) is, and is deemed to be, a "Borrower" and a "Subsidiary Borrower" under, and as such terms are defined in, the Credit Agreement, (ii) assumes all of the indebtedness, liabilities and Obligations of a Borrower and a Subsidiary Borrower under the Credit Agreement, and (iii) agrees to (A) be a "Borrower" and a "Subsidiary Borrower" under, and as such terms are defined in, the Credit Agreement, (B) be bound by all of the terms of the Credit Agreement applicable to a "Borrower" and/or a "Subsidiary Borrower" thereunder, and (C) perform and discharge all of the obligations, covenants and agreements of a Borrower and a Subsidiary Borrower set forth in the Credit Agreement and each Note executed by the Existing Borrowers in connection therewith.
2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
2.1    Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the following definitions, each contained therein, to read in their entirety as follows:
"Security Agreement" means the Third Amended and Restated Security Agreement, substantially in the form of Exhibit B annexed to Amendment No. 5, by the Borrowers in favor of the Bank, as amended, restated, supplemented or otherwise modified from time to time.
"Subsidiary Borrowers" means, collectively, One 29 Park Management, STK-Las Vegas, STK Atlanta, CA Aldwych, HIP Hospitality, STK Chicago, STK-LA, STK Miami, STK Miami Service, STK Midtown, STK Midtown Holdings, STK Orlando, TOG Biscayne, T.O.G. (UK), T.O.G. (Aldwych), WSATOG (Miami) and STK Westwood.
2.2    Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following new definitions therein in the appropriate alphabetical location:
"Amendment No. 5" means Amendment No. 5 and Addendum to Credit Agreement dated October 31, 2014, by and among the Existing Borrowers, the New Borrower and the Bank.
"Amendment No. 5 Effective Date" means the date on which the conditions precedent contained in Section 4 of Amendment No. 5 have been fulfilled.

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"Domestic Borrowers" means, collectively, The ONE Group, One 29 Park Management, STK-Las Vegas, STK Atlanta, STK Chicago, STK-LA, STK Miami, STK Miami Service, STK Midtown, STK Midtown Holdings, STK Orlando, TOG Biscayne, WSATOG (Miami) and STK Westood.
"Existing Borrowers" means The ONE Group, One 29 Park Management, STK-LAS Vegas, STK Atlanta, CA Aldwych, HIP Hospitality, STK Chicago, STK-LA, STK Miami, STK Miami Service, STK Midtown, STK Midtown Holdings, STK Orlando, TOG Biscayne, T.O.G. (UK), T.O.G. (Aldwych) and WSATOG (Miami).
"New Domestic Borrower" means, STK Westwood.
"New Borrower" means STK Westwood.
"Reimbursement Obligations" means the obligations of the Borrowers to reimburse the Bank for amounts drawn under a Letter of Credit.
"STK Westwood" means STK Westwood, LLC, a California limited liability company.
2.3    Section 2.2 (Notes) of the Credit Agreement is hereby amended by restating subsection (a) thereof to read in its entirety as follows:
(a)    Each Loan shall be evidenced by a joint and several promissory note of the Borrowers in substantially the form of Exhibit A annexed to Amendment No. 5 (each, a "Note" and collectively, the "Notes"). Each Note shall be dated the date of the applicable Loan, shall be payable to the Bank in the principal amount of such Loan, and shall otherwise be duly completed. Each Note shall be subject to repayment as provided in Sections 2.5 and 2.6 hereof.
3.    Amendments to other Loan Documents.
3.1    Notes. Each of Note No. 1, dated October 31, 2011, in the principal amount of $1,250,000, executed by the Existing Borrowers in favor of the Bank and the other Notes set forth on Schedule II attached hereto is hereby amended, to the extent necessary, to provide that the term "Borrowers" as used therein includes the New Borrower.
3.2    Pledge Agreement – Subsidiary Borrowers. The Pledge Agreement – Subsidiary Borrowers is hereby amended (i) to provide that the terms "Borrower" and "Borrowers" as used therein includes the New Domestic Borrower (ii) by deleting in its entirety Schedule I thereto and substituting therefor Schedule I to this Amendment.
4.    Acknowledgments and Confirmations.
4.1    Pledge Agreement – Subsidiary Borrowers. The ONE Group hereby:
(a)    confirms, acknowledges and agrees that (i) term "Borrowers" as used in the Pledge Agreement – Subsidiary Borrowers, as heretofore amended and as amended by this Amendment includes the New Domestic Borrower, (ii) the term "Obligations" as used in the Pledge Agreement – Subsidiary Borrowers, as heretofore amended and as amended by this Amendment

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(or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of (A) the Borrowers (including the New Borrower) and/or (B) the Guarantor, in either case, under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers (including the New Borrower) under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, and (iii) the Pledge Agreement – Subsidiary Borrowers, as heretofore amended and as amended hereby, remains in full force and effect and is hereby ratified and confirmed; and
(b)    reaffirms its continuing liability under the Pledge Agreement – Subsidiary Borrowers.
4.1    Guarantee Agreement and Parent Pledge Agreement. The ONE Group Hospitality, Inc., a Delaware corporation, formerly known as Committed Capital Acquisition Corporation (the "Guarantor") hereby:
(a)    consents to the execution of this Amendment;
(b)    (i) confirms, acknowledges and agrees that the term "Obligations" as used in the Pledge Agreement – [THE ONE GROUP, LLC / COMMITTED CAPITAL ACQUISITION CORPORATION] , dated as of October 25, 2013, made by the Guarantor in favor of the Bank (the "Parent Pledge Agreement") (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, (ii) confirms, acknowledges and agrees that the Parent Pledge Agreement remains in full force and effect and is hereby ratified and confirmed, and (iii) reaffirms its continuing liability under the Parent Pledge; and
(c)    (i) confirms, acknowledges and agrees that the term "Obligations" as used in the Guarantee Agreement, dated as of October 25, 2013, made by the Guarantor in favor of the Bank (the "Guarantee Agreement") (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, (iii) confirms, acknowledges and agrees that the Guarantee Agreement remains in full force and effect and is hereby ratified and confirmed, and (iv) reaffirms its continuing liability under the Guarantee Agreement.
5.    Representations and Warranties. To induce the Bank to enter into this Amendment, each of the Existing Borrowers and the New Borrower hereby represents and warrants to the Bank as follows:
5.1    Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties refer to or

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relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
5.2    (i) The execution, delivery and performance by each of the Existing Borrowers and the New Borrower of this Amendment and, with respect to the Domestic Borrower, the Amended and Restated Security Agreement (referred to below) are within its corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action, (ii) this Amendment and, with respect to the Domestic Borrower, the Amended and Restated Security Agreement is the legal, valid and binding obligation of such Borrowers enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Amendment and the Amended and Restated Security Agreement and the execution, delivery and performance thereof by each of the Borrowers party thereto does not: (A) contravene the terms of any of the organizational documents of the such Borrowers; (B) conflict with or would cause any breach or contravention of, or the creation of any Lien (other than Liens permitted under the Loan Documents) under, any document evidencing any contractual obligation to which any of such Borrowers is a party, or any order, injunction, writ or decree currently in effect to which it or its respective property is subject; or (C) violate, in any material respect, any requirement of law applicable thereto.
6.    Conditions Precedent to Effectiveness.
This Amendment, the addition of the New Borrower as a "Borrower" and a "Subsidiary Borrower" as provided in Section 1 hereof and the amendments contained in Section 2 and Section 3 hereof shall become effective on the date (the "Amendment No. 5 Effective Date") that the following conditions precedent shall have been fulfilled:
6.1    Amendment No. 5. The Bank shall have received this Amendment, executed by a duly authorized officer or officers of the Existing Borrowers and the New Borrower and confirmed by the Guarantor.
6.2    Amended and Restated Security Agreement. The Bank shall have received a Third Amended and Restated Security Agreement in the form of Exhibit B hereto (the "Amended and Restated Security Agreement"), executed by a duly authorized officer or officers of the Domestic Borrowers, together with the following: (i) instruments constituting Collateral, if any, duly indorsed in blank by a duly authorized officer of each applicable Borrower; (ii) all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Amended and Restated Security Agreement; and (iii) such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral.
6.3    Letter of Credit Agreement. The Bank shall have received a Letter of Credit Agreement, executed by a duly authorized officer or officers of the Borrowers.

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6.4    Cash Collateral Agreement. The Bank shall have received a Cash Collateral/Hypothecation Agreement, in form and substance satisfactory to the Bank, executed by a duly authorized officer or officers of the New Borrower.
6.5    New Borrower. With respect to the addition of the New Borrower as a Borrower, the Bank shall have received:
(a)    A certificate, dated the Amendment No. 5 Effective Date, of the chief financial officer or other analogous counterpart of the New Borrower: (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary limited liability company action (in form and substance satisfactory to the Bank) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its certificate of formation and operating agreement, (iii) attaching a certificate of good standing of the secretary of state of its organization or formation, issued not more than 30 days prior to the Amendment No. 5 Effective Date, and (iv) setting forth the incumbency of its officer or officers (or the equivalent) who may sign the Loan Documents to which it is a party, including therein a signature specimen of such officer or officers (or equivalent).
(b)    The Bank shall have received certificates of insurance or other evidence reasonably satisfactory to the Bank that the insurance required by Section 5.2(f)(i) with respect to the New Borrower has been obtained and is in effect.
(c)    The Bank shall have received Uniform Commercial Code financing statements (or amendments), required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement – Subsidiary Borrowers, as amended by this Amendment.
(d)    The Bank shall have received Uniform Commercial Code, tax and judgment lien search reports with respect to each applicable public office where Liens are or may be filed disclosing that there are no outstanding Liens of record as of the Amendment No. 5 Effective Date in such official's office covering the New Borrower as debtor thereunder or any Collateral attributable to the New Borrower (in any case, other than Liens permitted to exist pursuant to Section 6.1 of the Credit Agreement).
6.6    Legal Opinion. Counsel to the Existing Domestic Borrowers, the New Borrower and the Guarantor shall have delivered its opinion to, and in form and substance reasonably satisfactory to, the Bank.
6.7    USA Patriot Act. With respect to the New Borrower, the Bank shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

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7.    Reference to and Effect upon the Credit Agreement.
7.1    Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.
7.2    No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:
(a)    the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;
(b)    the other Loan Documents to the term "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and
(c)    the Loan Documents to the (i) terms "Borrower" and "Borrowers" shall include the New Borrower, (ii) term Security Agreement shall mean and be a reference to the Amended and Restated Security Agreement, (iii) term Pledge Agreement – Subsidiary Borrowers shall mean and be a reference to the Pledge Agreement – Subsidiary Borrowers as amended hereby, (iv) Notes shall mean and be a reference to the Notes as amended hereby, and (v) term "the Loan Documents" shall be deemed to include this Amendment.
8.    Prior Agreement. The Credit Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to, and supplemental to, all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. The execution, delivery and effectiveness of this Amendment shall not (a) operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Bank or the Bank under the Credit Agreement, or (b) constitute a waiver or, except as specifically provided herein, an amendment, of any provision of the Credit Agreement.
9.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.
[Signature pages follow]

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BANKUNITED, N.A.
By:    /s/ Thomas F. Pergola
Name:    Thomas F. Pergola
Title:    Senior Vice President
THE ONE GROUP, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
CA ALDWYCH LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
HIP HOSPITALITY LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to The ONE Group Amendment No. 5 and Addendum to Credit Agreement

STK CHICAGO LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ORLANDO LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to The ONE Group Amendment No. 5 and Addendum to Credit Agreement

T.O.G. (ALDWYCH) LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (UK) LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
TOG BISCAYNE, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to The ONE Group Amendment No. 5 and Addendum to Credit Agreement

AGREED TO AND CONFIRMED: THE ONE GROUP HOSPITALITY, INC. By: /s/ Samuel Goldfinger Name: Samuel Goldfinger Title: Chief Financial Officer

Signature Page to The ONE Group Amendment No. 5 and Addendum to Credit Agreement

EXHIBIT A
FORM OF NOTE
$__________________    _______ __, 201_
New York, New York
FOR VALUE RECEIVED, the undersigned, THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, CA ALDWYCH LIMITED, a private limited company organized under the laws of the United Kingdom, HIP HOSPITALITY LIMITED, a private limited company organized under the laws of the United Kingdom, STK CHICAGO LLC, an Illinois limited liability company, STK-LA, LLC, a New York limited liability company, STK MIAMI, LLC, a Florida limited liability company, STK MIAMI SERVICE, LLC, a Florida limited liability company, STK MIDTOWN HOLDINGS, LLC, a New York limited liability company, STK MIDTOWN, LLC, a New York limited liability company, STK ORLANDO LLC, a Florida limited liability company, T.O.G. (ALDWYCH) LIMITED, a private limited company organized under the laws of the United Kingdom, T.O.G. (UK) LIMITED, a private limited company organized under the laws of the United Kingdom, TOG BISCAYNE, LLC, a Florida limited liability company, WSATOG (MIAMI) LLC, a Delaware limited liability company and STK WESTWOOD, LLC, a Florida limited liability company (each hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), hereby jointly and severally promise to pay to the order of BANKUNITED, N.A. (the "Bank") ____________________________________ DOLLARS ($___________) or if less, the unpaid principal amount of the Loan made by the Bank to the Borrowers on the date hereof, in the amounts and at the times set forth in the Credit Agreement, dated as of October 31, 2011 (as amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers and the Bank, and to pay interest from the date of the making of such Loan on the principal balance of such Loan from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Bank located at 58 South Service Road, Suite 120, Melville, New York 11747, or at such other place or other manner as the Bank may designate in writing from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.
The Loan evidenced by this Note is prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.
The Bank is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Bank may attach hereto, (a) the date of the Loan made by the Bank, (b) the amount thereof, and (c) each payment or prepayment of the principal of, each such Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrowers to repay the Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Loan as set forth in such schedule shall be presumed to be correct absent manifest error.

Except as specifically otherwise provided in the Credit Agreement, each Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.
This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.2 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
THE ONE GROUP, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
CA ALDWYCH LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
HIP HOSPITALITY LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK CHICAGO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to The ONE Group Note

STK-LA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ORLANDO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (ALDWYCH) LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (UK) LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to The ONE Group Note

TOG BISCAYNE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to The ONE Group Note

SCHEDULE TO NOTE

Date	Amount of Loan	Amount of principal, paid or prepaid	Notation made by

Signature Page to The ONE Group Note

EXHIBIT B
FORM OF THIRD AMENDED AND RESTATED SECURITY AGREEMENT
THIRD AMENDED AND RESTATED SECURITY AGREEMENT, dated as of October 31, 2014 among THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, STK CHICAGO LLC, an Illinois limited liability company, STK-LA, LLC, a New York limited liability company, STK MIAMI, LLC, a Florida limited liability company, STK MIAMI SERVICE, LLC, a Florida limited liability company, STK MIDTOWN HOLDINGS, LLC, a New York limited liability company, STK MIDTOWN, LLC, a New York limited liability company, STK ORLANDO LLC, a Florida limited liability company, TOG BISCAYNE, LLC, a Florida limited liability company, and WSATOG (MIAMI) LLC, a Delaware limited liability company (hereinafter referred to individually as an "Existing Borrower", and collectively, as the "Existing Borrowers") and STK WESTWOOD, LLC, a California limited liability company (hereinafter referred to as the "New Subsidiary"; the "Existing Borrowers and the New Subsidiary are hereinafter sometimes referred to individually as a "Borrower", and collectively, as the "Borrowers") and BANKUNITED, N.A., (the "Bank").
The Existing Borrowers and the Bank have heretofore entered into a Credit Agreement, dated as of October 31, 2011 (as heretofore amended from time to time, the "Existing Credit Agreement") and in connection therewith, the Existing Borrowers and the Bank entered into a Second Amended and Restated Security Agreement, dated August 6, 2014 and effective as of June 30, 2014 (the "Existing Security Agreement").
The Existing Borrowers and the Bank have agreed to amend the Existing Credit Agreement to, inter alia, add the New Subsidiary as a Borrower thereunder, pursuant to Amendment No. 5 to Credit Agreement, dated as of the date hereof, among the Existing Borrowers, the New Subsidiary and the Bank ("Amendment No. 5"; the Existing Credit Agreement as amended by Amendment No. 5 and as it may hereafter be further amended, supplemented, restated or otherwise modified from time to time, is hereinafter referred to as the "Credit Agreement).
It is a condition precedent to the Bank entering into Amendment No. 5 that the Borrowers execute and deliver this Agreement.
Accordingly, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Security Agreement in its entirety as follows:

Section 1.	Definitions
(a)    Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
(b)    As used herein, the following terms shall have the following meanings:
"Account Debtor": as defined in the NYUCC.
"Accounts": as defined in the NYUCC.

"Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.
"Chattel Paper": as defined in the NYUCC.
"Collateral": all personal property of the Borrowers of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Debt, (vii) Pledged Equity, (viii) Documents, (ix) Chattel Paper (whether tangible or electronic), (x) Deposit Accounts, (xi) Letter of Credit Rights (whether or not the letter of credit is evidenced in writing), (xii) Commercial Tort Claims, (xiii) Intellectual Property, (xiv) Supporting Obligations, (xv) any other contract rights or rights to the payment of money, (xvi) insurance claims and proceeds, (xvii) tort claims and (xviii) unless otherwise agreed upon in writing by the Borrowers and the Bank, other property owned or held by or on behalf of the Borrowers that may be delivered to and held by the Bank pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include any right under any General Intangible if the granting of a security interest therein or an assignment thereof would violate any enforceable provision of such General Intangible.
"Commercial Tort Claims": as defined in the NYUCC.
"Copyright License": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, or granting any right to any Borrower under any Copyright now or hereafter owned by any third party, and all rights of each Borrower under any such agreement.
"Copyrights": all of the following now owned or hereafter acquired by each Borrower: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.
"Deposit Accounts": as defined in the NYUCC.
"Documents": as defined in the NYUCC.
"Equipment": as defined in the NYUCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Borrower.
"Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust, business enterprise or other entity that is similar to any other Person listed in clauses (i), (ii) and (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (v) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.
"General Intangibles": as defined in the NYUCC, and shall include, without limitation, all corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, guarantees, claims, security interests or other security held by or granted to any Borrower to secure payment by an Account Debtor of any of the Accounts Receivable or payment by the relevant obligor of any of the Pledged Debt.
"Instruments": as defined in the NYUCC.
"Intellectual Property": all intellectual and similar property of each Borrower of every kind and nature now owned or hereafter acquired by such Borrower, including inventions, designs, patents, copyrights, trademarks, and registrations thereof, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, customer lists, know‑how, show‑how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
"Inventory": as defined in the NYUCC, and shall include, without limitation, all goods of each Borrower, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Borrower under contracts of service, or consumed in any Borrower's business, including raw materials, work in process, packaging materials, finished goods, semi‑finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any such Borrower.
"Letter of Credit Rights": as defined in the NYUCC.
"License": any Patent License, Trademark License, Copyright License or other license or sublicense to which each Borrower is a party, including those listed on Schedule 4.
"NYUCC": the UCC as in effect from time to time in the State of New York.
"Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including reimbursement obligations, fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Borrower, the Guarantor or any other guarantor under the Credit Agreement and the other Loan Documents, or that are otherwise payable under the Credit Agreement or any other Loan Document, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Borrower, the Guarantor or any other guarantor under or pursuant to the Credit Agreement and the other Loan Documents.

"Patent License": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, is in existence, or granting to any Borrower any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of each Borrower under any such agreement.
"Patents": all of the following now owned or hereafter acquired by each Borrower: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule 4, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use or sell the inventions disclosed or claimed therein.
"Pledged Debt": all right, title and interest of each Borrower to the payment of any loan, advance or other debt of every kind and nature (other than Accounts Receivable and General Intangibles), whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, other than intercompany debt among the Borrower incurred for cash management purposes in the ordinary course of business.
"Pledged Equity": with respect to each Borrower, all right, title and interest of such Borrower in all Equity Interests of any now existing or hereafter acquired or organized wholly owned Subsidiary, whether now or hereafter acquired or arising in the future (other than STK-LA, LLC).
"Pledged Securities": the Pledged Debt, the Pledged Equity and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the foregoing, in each case whether now existing or owned or hereafter arising or acquired.
"Proceeds": as defined in the NYUCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, including (i) any claim of any Borrower against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) past, present or future infringement or dilution of any Intellectual Property now or hereafter owned by any Borrower, or licensed under any license, (ii) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (iii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.
"Security Interest": as defined in Section 2(a).
"Supporting Obligations": as defined in the NYUCC.
"Trademark License": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, or granting to any Borrower any right to use any Trademark now or hereafter owned by any third party, and all rights of each Borrower under any such agreement.

"Trademarks": all of the following now owned or hereafter acquired by any Borrower: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 4, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.
"UCC": with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.
(c)    The principles of construction specified in Section 1.2 of the Credit Agreement shall be applicable to this Security Agreement.

Section 2.	Grant of Security Interest; No Assumption of Liability
(a)    As security for the payment or performance, as applicable, when due, in full of the Obligations, each Borrower hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to the Bank, and hereby grants to the Bank, a security interest in, all of the right, title and interest of such Borrower in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Bank is hereby authorized to file one or more financing statements, continuation statements, recordation filings or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by any Borrower, without the signature of such Borrower, and naming such Borrower as debtor and the Bank as secured party.
(b)    The Security Interest is granted as security only and shall not subject the Bank to, or in any way alter or modify, any obligation or liability of any Borrower with respect to or arising out of the Collateral.

Section 3.	Delivery of the Collateral
Each Borrower shall promptly deliver or cause to be delivered to the Bank any and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the Pledged Securities, or any other amount that becomes payable under or in connection with any Collateral, owned or held by or on behalf of such Borrower, in each case accompanied by (i) in the case of any notes, chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer satisfactory to the Bank and such other instruments and documents as the Bank may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Borrower and such other instruments or documents as the Bank may reasonably request. Each Borrower will cause any Pledged Debt owed or owing to such Borrower by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Bank pursuant to the terms hereof. Upon any Event of Default, each Borrower shall cause each issuer of Pledged Equity that constitutes uncertificated securities to (i) register transfer of each item of such Pledged Equity in the name of the Bank and (ii) deliver to the Bank by telecopy a certified copy of the then current register of equity-holders in such issuer, with such transfer and any other pledges of equity duly noted.

Section 4.	Representations and Warranties
Each Borrower represents and warrants to the Bank that:
(a)    Each Borrower has good and valid rights in and title to the Collateral and has full power and authority to grant to the Bank the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.
(b)    Schedule 1 sets forth (i) all locations where such Borrower maintains any books or records relating to any Accounts Receivable or Pledged Debt (with each location at which chattel paper, if any, is kept being indicated by an "*"), (ii) all other material places of business of such Borrower and all other locations where such Borrower maintains any Collateral and (iii) the names and addresses of all persons other than the Borrowers that have possession of any of its Collateral.
(c)    The Security Interest constitutes: (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations; (ii) subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of any Borrower (including, without limitation, a counterpart or copy of this Security Agreement) in each applicable governmental, municipal or other office, (B) the delivery to the Bank of any instruments or certificated securities included in such Collateral and (C) the execution and delivery of an agreement among any Borrower, the Bank and the depositary bank with respect to each Deposit Account not maintained at the Bank pursuant to which the depositary bank agrees to accept instructions directing the disposition of funds in such Deposit Account from the Bank, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the Bank's taking possession of such instruments or certificated securities included in such Collateral or by the Bank’s obtaining control of such Deposit Accounts, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions; and (iii) subject to the receipt and recording of this Agreement or other appropriate instruments or certificates with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral consisting of Intellectual Property in which a security interest may be perfected by a filing or recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.
(d)    The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of each Borrower other than Liens expressly permitted pursuant to the Loan Documents. The Collateral owned or held by or on behalf of each Borrower is so owned or held by it free and clear of any Lien, except for Liens granted pursuant to this Security Agreement and other Liens expressly permitted pursuant to the Loan Documents.
(e)    With respect to each Account Receivable: (i) no transaction giving rise to such Account Receivable violated or will violate any Requirement of Law, the violation of which could reasonably be expected to have a Material Adverse Effect, (ii) no such Account Receivable is subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been obtained and (iii) each such Account Receivable represents a bona fide transaction which requires no further act on any Borrower's part to make such Account Receivable payable by the account debtor with respect thereto, and, to each Borrower's knowledge, no such Account Receivable is subject to any offsets or deductions and no such Account Receivable represents any consignment sales, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of any Borrower.
(f)    With respect to all Inventory: (i) such Inventory is located on the premises set forth on Schedule 1 hereto, or is Inventory in transit for sale in the ordinary course of business, (ii) such Inventory was not produced in violation of the Fair Labor Standards Act or subject to the "hot goods" provisions contained in Title 29 U.S.C. §215, (iii) no such Inventory is subject to any Lien other than Liens permitted by Section 6.1 of the Credit Agreement, (iv) except as permitted hereby or by the Credit Agreement, and except for Inventory located at the locations set forth on Part C of Schedule 1, no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person, unless the Borrowers have delivered to the Bank landlord waivers, non-disturbance or similar agreements (each in form and substance satisfactory to the Bank) executed by such bailee, warehouseman or similar Person and (v) such Inventory has been acquired by a Borrower in the ordinary course of business
(g)    Attached hereto as Schedule 2 is a true and correct list of all of the Pledged Equity owned or held by or on behalf of each Borrower, in each case setting forth the name of the issuer of such Pledged Equity, the number of any certificate evidencing such Pledged Equity, the registered owner of such Equity Interest, the number and class of such Pledged Equity and the percentage of the issued and outstanding Equity Interests of such class represented by such Pledged Equity. The Pledged Equity has been duly authorized and validly issued and is fully paid and nonassessable, and is free and clear of all Liens other than Liens granted pursuant to this Security Agreement and other Liens expressly permitted by the Loan Documents.
(h)    Attached hereto as Schedule 3 is a true and correct list of (i) all of the Pledged Debt owned by or on behalf of each Borrower, in each case setting forth the name of the party from whom such Pledged Debt is owed or owing, the principal amount thereof, the date of incurrence thereof and the maturity date, if any, with respect thereto and (ii) all unpaid intercompany transfers of goods sold and delivered, or services rendered, by or to each Borrower. All Pledged Debt owed or owing to any Borrower will be on and as of the date hereof evidenced by one or more promissory notes pledged to the Bank under the Security Agreement.
(i)    Attached hereto as Schedule 4 is a true and correct list of Intellectual Property owned by or on behalf of each Borrower, in each case identifying each Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License in sufficient detail and setting forth with respect to each such Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License, the registration number, the date of registration, the jurisdiction of registration and the date of expiration thereof.

Section 5.	Covenants
(a)    Each Borrower shall provide the Bank with not less than 10 Business Days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or formation, (iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number or its Federal Taxpayer Identification Number. No Borrower shall effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Bank to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents). Each

Borrower shall promptly notify the Bank if any material portion of the Collateral owned or held by or on behalf of each Borrower is damaged or destroyed.
(b)     Each Borrower shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Bank may reasonably request, promptly to prepare and deliver to the Bank copies of such records duly certified by an officer of such Borrower.
(c)    From time to time at the reasonable request of the Bank, the Borrowers shall deliver to the Bank a certificate executed by the chief executive officer, the president, the chief operating officer or the chief financial officer of such Borrower, (i) setting forth (A) a list of all Subsidiaries of each Borrower and the capitalization of each such Subsidiary, (B) any name change of any Borrower since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph, (C) any mergers or acquisitions in or to which any Borrower was a party since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph, (D) the locations of all Collateral and (E) a list of all Intellectual Property owned by or on behalf of each Borrower, or in each case confirming that there has been no change in the information described in the foregoing clauses of this clause (c) since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph and (ii) certifying that the Borrowers are in compliance with all of the terms of this Security Agreement.
(d)    Each Borrower shall, at its own cost and expense, take any and all commercially reasonable actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all persons and to defend the Security Interest of the Bank in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.
(e)    Each Borrower shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Bank may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.
(f)    The Bank and such persons as the Bank may reasonably designate shall have the right, at the reasonable cost and expense of the Borrowers, and upon reasonable prior written notice, at reasonable times and during normal business hours, to inspect all of its records (and to make extracts and copies from such records) at the Borrowers’ chief executive office, to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral.
(g)    Each Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Borrowers shall indemnify and hold harmless the Bank from and against any and all liability for such performance.
(h)    No Borrower shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, nor grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest or a transfer permitted by the Loan Documents, no Borrower shall make or permit to be made any transfer of such Collateral, and each Borrower shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral, except that prior to the occurrence of an Event of Default, any Borrower may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Credit Agreement or any other Loan Document.
(i)    The Borrowers, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.2(f) of the Credit Agreement, which insurance shall be against all risks customarily insured against by similar businesses operating in similar markets. All policies covering such insurance (i) shall contain a standard loss payable clause and shall, in the case of casualty coverage, name the shall name the Bank as loss payee up to the amount outstanding on any Loans in respect of each claim relating to the Collateral and resulting in a payment thereunder and (ii) shall be indorsed to provide, in respect of the interests of the Bank, that (A) in the case of liability coverage, the Bank shall be an additional insured, (B) 30 days' prior written notice of any cancellation thereof shall be given to the Bank and (C) in the event that any Borrower at any time or times shall fail to pay any premium in whole or part relating thereto, the Bank may, in its sole discretion, pay such premium. Each Borrower irrevocably makes, constitutes and appoints the Bank (and all officers, employees or agents designated by the Bank) as such Borrower's true and lawful agent (and attorney‑in‑fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that payment by an insurer in respect of a claim made under liability insurance maintained by any Borrower may be made directly to the Person who shall have incurred the liability which is the subject of such claim. In the event that any Borrower at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Bank may, without waiving or releasing any obligation or liability of the Borrowers hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Bank deems advisable. All sums disbursed by the Bank in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Borrowers to the Bank and shall be additional Obligations secured hereby.
(j)    Each Borrower shall: (i) for each Trademark material to the conduct of such Borrower's business, (A) maintain (and shall cause each of its licensees to maintain) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such Trademark, (C) display (and shall cause each of its licensees to display) such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party valid and legal rights; (ii) notify the Bank promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Borrower's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same; (iii) promptly inform the Bank in the event that it shall, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Patent, Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United

States or in any other country or any political subdivision thereof, and, upon request of the Bank, execute and deliver any and all agreements, instruments, documents and papers as the Bank may request to evidence the Bank's security interest in such Patent, Trademark or Copyright, and each Borrower hereby appoints the Bank as its attorney-in-fact to execute and file upon the occurrence and during the continuance of an Event of Default such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; and (iv) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Borrower's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that any Borrower becomes aware that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Borrower's business has been or is about to be infringed, misappropriated or diluted by a third party, such Borrower promptly shall notify the Bank and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Upon and during the continuance of an Event of Default, the Borrowers shall use their reasonable commercial efforts to obtain all requisite consents or approvals by the licensee of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Borrowers' right, title and interest thereunder to the Bank or its designee.

Section 6.	Certain Rights as to the Collateral; Attorney-In-Fact
(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    The Borrowers shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the other Loan Documents, provided that the Borrowers shall not exercise or refrain from exercising any such right without the prior written consent of the Bank if such action or inaction would have a material adverse effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Bank hereunder.
(ii)    The Borrowers shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid‑in‑surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall forthwith be delivered to the Bank to be held as, Collateral and shall, if received by the Borrowers, be received in trust for the benefit of the Bank, be segregated from the other Property of the Borrowers, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary indorsement or assignment).

(iii)     The Bank shall execute and deliver (or cause to be executed and delivered) to the Borrowers, at the Borrowers' expense, all such proxies and other instruments as the Borrowers may reasonably request for the purpose of enabling the Borrowers to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments, or other distributions which it is authorized to receive and retain pursuant to clause (ii) above.
(b)    Upon the occurrence and during the continuance of an Event of Default:
(i)    All rights of the Borrowers to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to the Borrowers by the Bank, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.
(ii)    All dividends, principal and interest payments and other distributions which are received by any Borrower contrary to the provisions of Section 6(b)(i) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Borrowers and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary indorsement).
(c)    In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Bank, the Borrowers shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Bank without the necessity of any indemnity bond or other security other than the Bank’s agreement or indemnity therefor customary for security agreements similar to this Agreement.
(d)    Each Borrower hereby irrevocably appoints the Bank such Borrower's attorney-in-fact, with full authority in the place and stead of such Borrower and in the name of such Borrower or otherwise, from time to time at any time when an Event of Default exists, in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:
(i)    to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,
(ii)    to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Bank with respect to any of the Collateral, and
(iii)    to receive, indorse and collect all instruments made payable to such Borrower representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

The powers granted to the Bank under this Section constitute a power coupled with an interest which shall be irrevocable by the Borrowers and shall survive until all of the Obligations have been indefeasibly paid in full in accordance with the Credit Agreement.
(e)    If any Borrower fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Borrowers under Section 9.
(f)    The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Bank accords its own property of similar type.

Section 7,	Remedies upon Default
(a)    Upon the occurrence and during the continuance of an Event of Default, the Borrowers shall deliver each item of Collateral to the Bank on demand, and the Bank shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the NYUCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process (to the extent permitted by law) and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass (to the extent permitted by law) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose the Bank may, so far as any Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Borrower agrees that the Bank shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Bank shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Borrower, and each Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Borrower or now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
(b)    Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrowers at least ten days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Borrower hereby acknowledges that ten days’ prior written notice of such sale or sales shall be reasonable notice. Each Borrower hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, the right of the Bank following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.
(c)    Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Bank may (in its sole and absolute discretion) determine. The Bank shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, the Bank may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Borrower (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Bank from any Borrower as a credit against the purchase price, and the Bank may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Borrower therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Bank shall be free to carry out such sale pursuant to such agreement and (iii) the Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Bank shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Bank may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.
(d)    Any sale conducted in accordance with the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the NYUCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, any Borrower agrees and acknowledges that, to the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for the Bank to do any or all of the following: (i) fail to incur expenses deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition; (ii) fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove Liens on any Collateral, (iv) exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) contact other Persons, whether or not in the same business as the Borrowers, for expressions of interest in acquiring all or any portion of the Collateral, (vii) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (ix) disclaim dispositions of warranties, (x) purchase (or fail to purchase) insurance or credit enhancements to insure the Bank against risk of loss, collection or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by the Bank, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Bank in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to any Borrower or to impose any duties on the Bank that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this Section 7 and the parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Bank would be deemed commercially reasonable in the exercise by the Bank of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being set forth in this Section 7.
(e)    For the purpose of enabling the Bank to exercise rights and remedies under this Section, each Borrower hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Borrower) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by any Borrower, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Bank may be exercised, at the option of the Bank, solely upon the occurrence and during the continuation of an Event of Default and the Obligations having become due and payable; provided that any license, sub-license or other transaction entered into by the Bank in accordance herewith shall be binding upon the Borrowers notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Bank shall be applied in accordance with Section 8. The license set forth in this Section 7(e) shall terminate without any further action by either party once the Obligations have been indefeasibly paid in full in accordance with the Credit Agreement.

Section 8.	Application of Proceeds of Sale
The Bank shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all costs and expenses incurred by the Bank in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all advances made by the Bank hereunder or under any other Loan Document on behalf of any Borrower and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment in full of the Obligations, and third, to the Borrowers, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. The Bank shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by the Bank (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Bank or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.

Section 9.	Reimbursement of the Bank
(a)    The Borrowers shall pay upon demand to the Bank the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that the Bank may incur in connection with (i) the administration of this Security Agreement relating to any Borrower or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of any Borrower, (iii) the exercise, enforcement or protection of any of the rights of the Bank hereunder relating to any Borrower or any of its property or (iv) the failure by any Borrower to perform or observe any of the provisions hereof.
(b)    Without limitation of its indemnification obligations under the other Loan Documents, any Borrower shall indemnify the Bank and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by the Borrowers of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the Borrowers of their obligations under the Loan Documents and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
(c)    Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of the Bank. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.7(b) of the Credit Agreement.

Section 10.	Waivers; Amendment
(a)    No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Bank and the Borrowers.
(c)    Upon the payment in full of the Obligations and all other amounts payable under this Agreement and the expiration or termination of the Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrowers. Upon any such termination, the Bank will, at the Borrowers' expense, return to the Borrowers such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Borrowers such documents as the Borrowers shall reasonably request to evidence such termination.

Section 11.	Security Interest Absolute
All rights of the Bank hereunder, the Security Interest and all obligations of the Borrowers hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash.

Section 12.	Notices
All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Credit Agreement.

Section 13.	Binding Effect; Assignments
Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Borrower that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective when a counterpart hereof executed on behalf of each Borrower shall have been delivered to the Bank and a counterpart hereof shall have been executed on behalf of the Bank, and thereafter shall be binding upon each Borrower, the Bank and its successors and assigns, and shall inure to the benefit of each Borrower, the Bank and its successors and assigns, except that no Borrower shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents.

Section 14.	Survival of Agreement; Severability
(a)    All covenants, agreements, representations and warranties made by any Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Documents and the making of any Loan or other extension of credit, regardless of any investigation made by the Bank or on its behalf and notwithstanding that the Bank may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Security Agreement shall terminate.
(b)    In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good‑faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 15.	Governing Law; Jurisdiction; Consent to Service of Process
(a)    This Security Agreement shall be governed by, and construed in accordance with, the laws of the state of New York.
(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement shall affect any right that either party hereto may otherwise have to bring any action or proceeding relating to this agreement or the other loan documents in the courts of any jurisdiction.
(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Security Agreement will affect the right of either party to this Security Agreement to serve process in any other manner permitted by law.

Section 16.	Counterparts
This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 13. Delivery of an executed counterpart of this Security Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

Section 17.	Headings
Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.
Section 18.    WAIVER OF JURY TRIAL
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 19.	Amendment and Restatement
This Security Agreement shall constitute an amendment and restatement of all of the terms and conditions of the Existing Security Agreement. The parties hereto acknowledge and agree that (a) this Security Agreement does not constitute a novation or termination of the Existing Borrowers' obligations under the Existing Security Agreement and related documents, (b) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Security Agreement and (c) the liens and security interests as granted under the Existing Security Agreement are in all respects continuing and in full force and effect and secure the payment of the Obligations.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.
THE ONE GROUP, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK CHICAGO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

The ONE Group Third Amended and Restated Security Agreement Signature Page

STK MIAMI SERVICE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ORLANDO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
TOG BISCAYNE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

The ONE Group Third Amended and Restated Security Agreement Signature Page

BANKUNITED, N.A.
By:
Name:    Thomas F. Pergola
Title:    Senior Vice President

The ONE Group Third Amended and Restated Security Agreement Signature Page

STATE OF NEW YORK    )
) ss.:
COUNTY OF NEW YORK    )
On the 31st day of October in the year 2014 before me, the undersigned, personally appeared Samuel Goldfinger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his their signature on the instrument, the individual, or the person upon behalf of which the individual, acted, executed the instrument.

_____________________________
Notary Public
My Commission Expires:
______________________

SCHEDULE 1
TO
SECURITY AGREEMENT
Locations of Collateral

A.
All locations where the Borrowers maintain any books or records relating to any Accounts Receivable or Pledged Debt (with each location at which chattel paper, if any, is kept being indicated by an "*"):

411 West 14th Street, 3rd Floor, New York, New York 10014

B.	All the material places of the Borrowers’ businesses (other than a chief executive office) not identified in paragraph A. above:

1.	420 Park Ave. South, New York, New York 10016

2.	1114 Avenue of the Americas, New York, New York 10110

3.	3708 Las Vegas Blvd., Las Vegas, Nevada 89109

4.	1075 Peachtree Street, Atlanta, Georgia 30309

5.	755 N La Cienega Blvd, Los Angeles, CA 90069

6.	2377 Collins Ave, Miami Beach, FL 33139

7.	1250 Connecticut Ave NW, Washington, DC 20036

8.	1780 E Buena Vista Dr, Lake Buena Vista, FL 32830

9.	360 N. State Street, Chicago, Illinois 60654

10.	1100 Biscayne Boulevard, Miami, Florida 33132
C.    All the locations where the Borrowers maintain any Collateral not identified above:

1.	HSBC (Operating Account); 452 5th Ave., New York, New York 10018

2.	Citibank (Operating Account); 111 Wall Street, New York, New York 10005

3.	Capital One (Operating Account); 176 Broadway, New York, New York 10038

4.	Chase Bank (Operating Account); 345 Hudson Street, New York, New York 10014

5.	Chase Bank (Money Market Account); 345 Hudson Street, New York, New York 10014

D.	The names and addresses of all persons other than the Borrowers that have possession of any of its Collateral:

1.	One 29 Park, LLC; 420 Park Ave. South, New York, New York 10016

2.	One Marks, LLC; 411 West 14th Street, New York, New York 10014

3.	JEC II LLC; 1 Little West 12th Street, New York, New York 10014

4.	MPD Space Events, LLC; 26 Little West 12th Street, New York, New York 10014

5.	Little West 12th LLC; 26 Little West 12th Street, New York, New York 10014

6.	Basement Manager LLC; 26 Little West 12th Street, New York, New York 10014

7.	Asellina Marks LLC; 411 West 14th Street, 3rd Floor, New York, New York 10014

8.	Bridge Hospitality LLC; 755 North La Cienega, Los Angeles, California 90069

9.	ONE Atlantic City, LLC; 500 Boardwalk, Atlantic City, New Jersey 08401

10.	BBCLV, LLC; 3801 Las Vegas Boulevard South, Las Vegas, Nevada 89109

11.	Bagatelle La Cienega, LLC; 755 North La Cienega Blvd., Los Angeles, California 90069

12.	Bagatelle Miami, LLC; Collins Avenue, Miami, Florida (exact address TBD)

13.	STK DC, LLC, 1250 Connecticut Ave NW, Washington, DC 20036

14.	336-337 The Strand, London WC2R 1HA, United Kingdom

15.	Cranbourn St, Leicester Square, London WC2H 7JH, United Kingdom

SCHEDULE 2
TO
SECURITY AGREEMENT
Pledged Equity
The ONE Group, LLC

Subsidiary	Jurisdiction of Formation	Type of Organization	Ownership Interest
One 29 Park Management, LLC	New York	Limited Liability Company	100%
STK-Las Vegas, LLC	Nevada	Limited Liability Company	100%
STK Atlanta, LLC	Georgia	Limited Liability Company	100%
STK Chicago, LLC	Illinois	Limited Liability Company	100%
STK-LA, LLC	New York	Limited Liability Company	100%
STK Miami, LLC	Florida	Limited Liability Company	100%
STK Miami Service, LLC	Florida	Limited Liability Company	100%
STK Midtown Holdings, LLC	New York	Limited Liability Company	100%
STK Midtown, LLC	New York	Limited Liability Company	100%
STK Orlando, LLC	Florida	Limited Liability Company	100%
TOG Biscayne, LLC	Florida	Limited Liability Company	100%
WSATOG (Miami) LLC	Delaware	Limited Liability Company	100%
STK Westwood, LLC	California	Limited Liability Company	100%

One 29 Park Management, LLC
NONE
STK – Las Vegas, LLC
NONE
STK Atlanta, LLC
NONE
STK Chicago, LLC
NONE
STK-LA, LLC
NONE
STK Miami, LLC
NONE
STK Miami Service, LLC
NONE
STK Midtown Holdings, LLC
NONE
STK Midtown, LLC
NONE
STK Orlando, LLC
NONE
TOG Biscayne, LLC
NONE
WSATOG (Miami), LLC
NONE
STK Westwood, LLC
NONE

SCHEDULE 3
TO
SECURITY AGREEMENT
Pledged Debt
The ONE Group, LLC
NONE
One 29 Park Management, LLC
NONE
STK – Las Vegas, LLC
NONE
STK Atlanta, LLC
NONE
STK Chicago, LLC
NONE
STK-LA, LLC
NONE
STK Miami, LLC
NONE
STK Miami Service, LLC
NONE
STK Midtown Holdings, LLC
NONE
STK Midtown, LLC
NONE
STK Orlando, LLC
NONE
TOG Biscayne, LLC
NONE
WSATOG (Miami), LLC
NONE
STK Westwood, LLC
NONE

SCHEDULE 4
TO
SECURITY AGREEMENT
Intellectual Property
I.    COPYRIGHTS AND COPYRIGHT LICENSES
NONE
II.    PATENTS AND PATENT LICENSES
NONE
III.    TRADEMARKS AND TRADEMARK LICENSES
SEE ATTACHED TRADEMARK CHART and the Certificate of Registration, attached hereto as Exhibit A – Schedule 4.

Service Marks and Trademarks of THE ONE GROUP, LLC
Revised: 10/29/2014

UNITED STATES

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-006	THE ONE NEW YORK	SN: 78/528,391 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14
484-007	THE ONE NEW ORLEANS	SN: 78/528,405 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14
484-008	THE ONE LAS VEGAS	SN:78/528,408 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-053 (previously 484-009)	THE ONE CHICAGO	SN: 78/528,416 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Notice of Allowance: 5/20/14 SOU or Ext. due: 11/20/14
484-010	THE ONE LOS ANGELES	SN: 78/528,424 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14
484-011	THE ONE GROUP	SN: 78/528,430 filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 3/06/14, despite submission of Segal Aff’d 2/15/14
484-018	THE ONE MIAMI	SN:78/663,799 Filed 7/5/05	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/07 (still suspended as of 4/9/13)

2/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-019	THE ONE ATLANTIC CITY	SN:78/663,803 Filed 7/5/05	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 4/23/14, despite submission of Segal Aff’d 2/15/14
915-002	STK	SN:78/691,571 Filed 8/2/05 RN: 3188230 Issued: 12/19/06	THE ONE GROUP, LLC	(Class 43) Bar services; Restaurants.	8 & 9 due: 12/19/16
915-004	Not Your Daddy’s Steakhouse	SN: 77/003,892 Filed 9/21/06 RN:3,267,266 Issued: 7/24/07	The ONE Group, LLC	(Class 43) Restaurant and bar services.	8 & 9 due: 7/24/17
915-006		SN: 77/239,608 Filed 7/26/07 RN: 3,381,619 Issued: 2/12/08	The ONE Group, LLC	(Class 43) Restaurants; Bar services	8 & 9 due: 2/12/18
915-013	STKOUT	SN: 77/875,804 Filed:11/18/09	The ONE Group, LLC	(Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned

3/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-015	UNMISTKABLE	SN: 77/917,096 Filed: 1/21/10 RN: 4,080,591 Issued: 1/3/12	The ONE Group, LLC
(Class 43) Bar services; Cafe and restaurant services; Cafe-restaurants; Cafes; Providing of food and drink; Restaurant and bar services; Restaurants; Serving of food and drink/beverages; Take-out restaurant services
8&15 due: 1/3/18 Renewal due: 1/3/22
915-032		SN: 85/379,387 Filed: 7/24/11 RN: 4,208,788 Issued: 9/18/12	The ONE Group, LLC
(Class 43) Cafe and restaurant services; Cafe-restaurants; Cafes; Carry-out restaurants; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; Restaurants; Take-out restaurant services
8 & 15 due: 9/18/18 Renewal 8 & 9 due: 9/18/22
915-032-CHLD		SN: 85/976,398 Filed: 7/24/11	The ONE Group, LLC	(Class 43) Bar services	Abandoned.
915-036	[STK OUT – A GIRL’S GOTTA EAT]	SN: 85/451,863 Filed: 10/20/11	The ONE Group, LLC	(Class 43) Bar services	Abandoned.

4/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-036-CHLD	[STK OUT – A GIRL’S GOTTA EAT]	SN: 85/976,492 Filed: 10/20/11 RN: 4,234,247 Issued: 10/30/12	The ONE Group, LLC
(Class 43) Café services; Providing of food and drink; Restaurant services; Retaurant services, including sit-down of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services.
8 & 15 due: 10/30/18 Renewal 8 & 9 due: 10/30/22
915-038	STK REBEL	SN: 85/500,193 Filed: 12/20/11	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Take-out restaurant services
Notice of Allowance: 7/17/12 Statement of Use, or 5th Ext, due: 1/17/15
915-057	REBEL BY STK	SN: 86/038,226 Filed: 8/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance: 3/11/14 Statement of Use, or 2nd Ext, due: 3/11/15

5/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069	STK	SN: 86/229,587 Filed: 3/24/14 RN: 4,613,901 Issued: 9/30/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	8 & 15 Due: 9/30/2020
915-071	MAGNUM MONDAYS	SN: 86/320,170 Filed: 06/25/14	The ONE Group, LLC
(Class 35) Arranging and conducting special events for business purposes; Arranging and conducting special events for commercial, promotional or advertising purposes; Special event planning for business purposes; Special event planning for commercial, promotional or advertising purposes.
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Arranging and conducting special events for social entertainment purposes; Night clubs; Special event planning for social entertainment purposes.
(Class 43) Bar services; Café and restaurant services; Cocktail lounge services; Providing of food and drink; Restaurant services; Serving food and drinks.
Non-Final Action Issued: 10/7/14. Res. Due: 4/7/15

6/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-014	ICHI	SN: 77/444,715 Filed 4/10/08	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Café and restaurant services; Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned
916-018	ONE ROCKS	SN: 77/711,156 Filed: 4/9/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cocktail lounges; restaurant and bar services; restaurants; wine bars.	Suspended 1/6/10 Still suspended as of 1/24/14
916-024	YI	SN: 77/840,881 Filed: 10/4/09	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Cocktail lounges; Food preparation services; Preparation of food and beverages; Providing of food and drink; Provision of food and drink in restaurants; Restaurant; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages
Abandoned

7/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-025	ASELLINA	SN: 77/841,398 Filed: 10/5/09 RN: 3,967,067 Issued: 5/24/2011	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars
8 & 15 due: 5/24/17 Renewal due: 5/24/21

8/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-parent	HERAEA	SN: 85/615,048 Filed: 5/2/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands.

To Be Abandoned

9/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-child	HERAEA	SN: 85/978,974 Filed: 5/2/12 RN: 4,344,289 Issued: 5/28/13	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
8 & 15 Due: 5/28/19 Renewal Due: 5/28/23
916-034	WHERE GIRLS GO TO PLAY	SN: 85/615,109 Filed: 5/2/12 RN: 4,339,908 Issued: 5/21/13	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
8 & 15 Due: 5/21/19 Renewal Due: 5/21/23

10/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-035	WHERE GIRLS PLAY HARD	SN: 85/615,123 Filed: 5/2/12	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Abandoned.

11/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036	XISHI	SN: 85/699,765 Filed: 8/9/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops;
Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear;
Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear;
Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear;
Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts;
Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events;
Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
To Be Abandoned

12/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-037	XI SHI	SN: 85/700,437 Filed: 8/10/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops;
Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear;
Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear;
Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear;
Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts;
Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events;
Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
To Be Abandoned

13/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-038	CUCINA ASELLINA	SN: 85/716,127 Filed: 8/29/12 RN: 4,323,998 Issued: 4/23/13	The ONE Group, LLC
(Class 43) Bar Services; Food preparation services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars
8 & 15 Due: 4/23/19 Renewal Due: 4/23/23

14/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-039	RHYTHM HOTEL	SN: 85/726,014 Filed: 9/11/12	The ONE Group, LLC
(Class 43) Hotel accommodation services; Hotel services; Residential hotel services; Spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.
(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements; Health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; Health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs.
(Class 45) Hotel concierge services.
Notice of Allowance: 9/24/13 SOU, or 3rd Ext., Due: 3/24/15
917-002	COCO DE VILLE	SN: 77/333,751 filed 11/20/07 RN: 3,658,860 Issued: 7/21/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Restaurant and bar services; Restaurants; Cocktail lounges; Wine bars	8 & 15 due: 7/21/15 Renewal due: 7/21/19

15/68

ARGENTINA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AR	STK	SN: 3138339 Filed: 1/4/12 RN: 2568323	The ONE Group, LLC	(Class 43) Bar services and Restaurants	Registration Certificate Not issued yet Deadline to put mark in use: 05/13/18 Renewal due: 04/30/2023
915-004-AR	NOT YOUR DADDY’S STEAKHOUSE	SN: 3138340 Filed: 1/4/12 RN: 2568324	The ONE Group, LLC	(Class 43) Restaurants and bar services	Registration Certificate Not issued yet Deadline to put mark in use: 05/13/18 Renewal due: 05/13/2023
915-006-AR		SN: 3138341 Filed: 1/4/12 RN: 2568325	The ONE Group, LLC	(Class 43) Restaurants and bar services	Registration Certificate Not issued yet Deadline to put mark in use: 05/13/18 Renewal due: 05/13/2023

16/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-AR	REBEL BY STK	SN: Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-AR	STK	SN: 3329626 Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending

BRAZIL

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-BR	STK	App. No. 904460550 Filed: 1/19/12	The ONE Group, LLC	(Class 43) Restaurants and bar services	Pending Published: 8/21/12
915-004-BR	NOT YOUR DADDY’S STEAKHOUSE	App. No. 904460657 Filed: 1/19/12	The ONE Group, LLC	(Class 43) Restaurants and bar services	Pending Published: 8/21/12

17/68

915-006-BR		App. No. 904460517 Filed: 1/19/12	The ONE Group, LLC	(Class 43) Restaurants and bar services	Pending Published: 8/21/12
915-057-BR	REBEL BY STK	SN: Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-BR	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending

18/68

CANADA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CA	STK	SN: 1269886 Filed: 8/18/05 RN: 722,923 Issued: 9/4/08	The ONE Group, LLC	Bar services; restaurants.	Renewal due: 9/4/23 Cancellation Proceeding by Gouverneur, Inc. Defeated. Appeal Pending.
915-003-CA2	STK	SN: 1601336 Filed: 11/06/12	The ONE Group, LLC
Bar and restaurant services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.
Bar services, restaurants
Opposition Filed by Gouverneur, Inc. Gouverneur’s Statement of Opp. due 05/18/2014.
915-004-CA	NOT YOUR DADDY’S STEAKHOUSE	SN: 1340097 Filed: 3/20/07 RN: 759,226 Issued: 2/10/10	The ONE Group, LLC	Restaurant and bar services.	Deadline to put mark in use: 2/10/13 Renewal due: 2/10/25

19/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-CA2	NOT YOUR DADDY’S STEAKHOUSE	SN: 1,609,226 Filed: 01/09/13 RN: 879,645 Issued: 06/06/14	The ONE Group, LLC	Restaurant and bar services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.	Deadline to put mark in use: 06/06/17 Renewal due: 06/06/29
915-006-CA		SN: 1394889 Filed: 5/8/08 RN: 764,265 Issued: 4/14/10	The ONE Group, LLC	Restaurant; bar services.	Deadline to put mark in use: 4/14/13 Renewal due: 4/14/25
915-006-CA2		SN: 1,609,228 Filed: 01/09/13 RN: 879,631 Issued: 06/06/14	The ONE Group, LLC	Bar and restaurant services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.	Deadline to put mark in use: 06/06/17 Renewal due: 06/06/29
915-013-CA	STKOUT	SN: 1478619 Filed 05/03/10 Priority: 11/18/09	The ONE Group, LLC	Bar and restaurant services; Café and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Restaurants; Take-out restaurant services.	Opposed by Gouverneur, Inc. TOGRP’s Evidence filed 05/20/2014.

20/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-015-CA	unmiSTKable	SN: 1487213 Filed: 6/30/10 Priority: 1/21/10	The ONE Group, LLC	Bar services; cafe and restaurant services; the operation of cafe-restaurants; the operation of cafes; restaurant and bar services; the operation of restaurants; take-out restaurant services.	Notice of Allowance: 9/21/12 3rd Ext. to file Declaration of Use. Declaration of Use due: 12/30/14
915-032-CA		SN: 1558888 Filed: 1/6/12 Priority: 7/24/11	The ONE Group, LLC	(1) Cafe services, restaurant services; and, take-out restaurant services. (2) Bar services, cafe services, cocktail lounge services; restaurant services; and, take-out restaurant services.	Opposed by Gouverneur, Inc. TOGRP’s Evidence filed.
915-057-CA	REBEL BY STK	SN: 1661765 Filed: 01/30/14 Priority: 08/14/13	The ONE Group, LLC
Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Refusal Issued. Will be maintained pending until Gouverneur STK issues resolved

21/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-063-CA	STK	SN: 1653383 Filed: 11/25/13	The ONE Group, LLC	Restaurant reservation services	Refusal Issued. Will be maintained pending until Gouverneur STK issues resolved
915-069-CA	STK	SN: 1678383 Filed: 05/26/14 Priority: 03/24/14	The ONE Group, LLC	Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Refusal Issued. Will be maintained pending until Gouverneur STK issues resolved
916-014-CA	ICHI	SN:1,414,079 filed: 10/10/08	The ONE Group, LLC	Café –restaurant; Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned
916-025-CA	ASELLINA	SN: 1539036 Filed: 8/9/11 RN: TMA852629 Issued: 6/6/13	The ONE Group, LLC
Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café services; cocktail lounge services; restaurant services; take out restaurant services; wine bar services.
Renewal Due: 6/6/28. Deadline to use mark in CA: 6/6/16.
	CUCINA ASELLINA	SN: 1612041 Filed: 1/30/13	The ONE Group, LLC
bar and cocktail lounge services; bar and restaurant services; bar services; cafe and restaurant services; cafe services; cocktail lounge services; restaurant services; take out restaurant services; wine bar services
Notice of Allowance Issued: 9/5/14. Proof of Use Due: 1/30/16

22/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-039-CA	RHYTHM HOTEL	SN: 1614060 Filed: 2/13/13	The ONE Group, LLC
hotel accommodation services; hotel services; residential hotel services; spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa; day spa services, namely, nail care, manicures, pedicures and nail enhancements; health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs; and hotel concierge services
Response to Ex’s 1st Report filed 07/09/14

23/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
	HERAEA	SN: 1578900 Filed: 5/23/12	The ONE Group, LLC
athletic shoes; baseball caps; bathrobes; beach shoes; bolo ties; bow ties; boxer shorts; bras; cap visors; caps; coats; flip flops; gloves; halter tops; hats; head scarves; headwear; hooded sweat shirts; jackets; leather jackets; leg-warmers; leggings; lingerie; loungewear; nightshirts; pajama bottoms; pajamas; panties; pants; raincoats; sandals; scarves; shirts; shoes; shorts; skirts; skorts; skullies; sleepwear; slipper socks; slippers; sneakers; socks; sport coats; sports bra; sweat bands; sweat pants; sweat shirts; sweat shorts; sweat suits; sweaters; T-shirts; tank tops; ties; underwear and wrist band arranging and conducting nightclub entertainment events; arranging and conducting nightclub parties; night clubs; bar services; cafe services; cocktail lounge services; restaurant services; restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance: 7/19/13 Dec of Use Due: 5/23/15

24/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
	WHERE GIRLS GO TO PLAY	SN: 1578895 Filed: 5/23/12	The ONE Group, LLC
arranging and conducting nightclub entertainment events; arranging and conducting nightclub parties, night clubs, bar services, cafe services, cocktail lounge services; restaurant services; restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance Issued: 5/17/13. Dec of Use Due: 5/23/15

EUROPE

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CTM	STK	SN: 004599197 Filed: 09/01/06 RN: 004599197 Issued: 09/01/06	The ONE Group, LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Renewal due: 08/16/15
915-004 CTM	Not Your Daddy’s Steakhouse	SN: 005771803 Filed: 03/20/07 RN:005771803 Issued: 02/21/08	The ONE Group, LLC	(Class 43) Restaurants and bar Services	Deadline to put mark in use: 03/20/12 Renewal due: 03/20/17

25/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-CTM		SN: 006900674 Filed: 05/09/08 RN: 006900674 Issued: 02/16/09	The ONE Group, LLC	(Class 43) Restaurants; Bar Services	Deadline to put mark in use: 05/09/13 Renewal due: 05/09/18
915-013-CTM	STKOUT	SN: 009085085 Filed: 05/06/10 RN: 009085085 Issued: 10/19/10	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks.
(Class 30) Foodstuffs prepared in the form of meals and snacks.
(Class 43) Bar, restaurant, cafe and cocktail lounge services; restaurants, cocktail lounges; take-out restaurant services; providing food and drink.
Deadline to put mark in use: 05/06/15 Renewal due: 05/06/20
915-015-CTM	unmiSTKable	SN: 009218091 Filed: 7/1/10 RN: 009218091 Issued: 12/13/10	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks.

(Class 30) Foodstuffs prepared in the form of meals and snacks.
•
(Class 43) Bar services; cafe and restaurant services; cafe-restaurants; cafes; providing of food and drink; restaurant and bar services; restaurants; serving of food and drink/beverages; take-out restaurant services.
Deadline to put mark in use: 07/01/15 Renewal due: 07/01/20

26/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032A-CTM		SN: 010548501 Filed: 1/9/12 RN: 010548501 Issued: 5/22/12	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks

(Class 30) Foodstuffs prepared in the form of meals and snacks

(Class 43) Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café-restaurants; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; providing of food and drink; provision of food and drink in restaurants; restaurant services; restaurants; take-out restaurant services.
Deadline to put mark in use: 01/09/17 Renewal due: 01/09/22
915-032B-CTM		SN: 010548469 Filed: 01/09/12 RN: 01054869 Issued: 05/28/12	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks

(Class 30) Foodstuffs prepared in the form of meals and snacks

(Class 43) Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café-restaurants; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; providing of food and drink; provision of food and drink in restaurants; restaurant services; restaurants; take-out restaurant services.
Renewal due: 01/09/22 Deadline to put mark in use: 01/09/2017

27/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-CTM	REBEL BY STK	SN: 012541405 Filed: 01/28/14 Priority: 08/14/13 RN: 012541405 Issued: 06/23/14	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; bar and restaurant services; cafe services; cafes; cocktail lounge services; cocktail lounges; restaurant services; restaurant services, namely providing of food and beverage for consumption on and off the premises.
Deadline to put mark into use: 01/28/19 Renewal due: 01/28/2024
915-069-CTM	STK	SN: 012913521 Filed: 05/27/14 Priority: 03/24/14 RN: 012913521 Issued: 10/8/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Deadline to put mark into use: 10/8/19 Renewal due: 05/27/2024
916-014-CTM	ICHI	SN: 007302755 Filed: 10/09/08 RN: 0073022755 Issued: 06/13/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cafe and restaurant services; cafe-restaurants; restaurant, bar and catering services; restaurants; cafes; cocktail lounges; wine bars; bar services.	Deadline to put mark in use: 06/13/14 Renewal due: 10/09/18
916-018-CTM	ONE ROCKS	SN: 008599871 Filed: 10/07/09 RN: 008599871 Issued: 03/01/10	The ONE Group, LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Deadline to put mark in use: 10/07/14 Renewal due: 10/07/19

28/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-025-CTM	ASELLINA	SN: 010023331 Filed: 06/06/11 RN: 010023331 Issued: 11/07/11	The ONE Group, LLC
(Class 29) Food stuffs prepared in the form of meals and snacks.
(Class 30) Food stuffs prepared in the form of meals and snacks.
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of Food and Drink; Provision of Food and Drink in restaurants; Restaurant services, namely, providing of food and beverages for consumption on and off premises; Restaurants; Serving of food and drink/beverages; Wine bars.
Deadline to put mark in use: 06/06/16 Renewal due: 6/6/21
916-031-CTM	TWENTY33	RN: 009615188 Filed: 12/21/10 Issued: 05/27/11	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Deadline to put mark in use: 12/21/15 Renewal due: 12/21/20

29/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-CTM	HERAEA	App. No. 010907831 Filed: 5/23/12 Int’l Reg. No. 010907831 Reg. Date: 5/23/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Deadline to put mark into use: 5/23/17 Renewal due: 5/23/22

30/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-034-CTM	WHERE GIRLS GO TO PLAY	App. No.: 010907632 Filed: 5/23/12 Int’l Reg. No. 010907632 Reg. Date: 5/23/12	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Deadline to put mark into use: 5/23/17 Renewal due: 5/23/22

31/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036-CTM	XISHI	SN: 011466968 Filed: 01/04/13 RN: 011466968 Issued: 05/16/13	The ONE Group, LLC
(Class 25) Athletic shoes; baseball caps; beach shoes; belts; bottoms; bow ties; boxer shorts; bras; briefs; caps; coats; flip flops; gloves; gym shorts; halter tops; hats; head scarves; headwear; hooded sweat shirts; jackets; leggings; lingerie; loungewear; night shirts; pyjama bottoms; pyjamas; panties; pants; rainwear; sandal-clogs; sandals; sandals and beach shoes; scarves; shirts; shoes; shorts; sleepwear; slipper socks; sneakers; socks; sports bras; stockings; suspenders; sweat bands; sweat pants; sweat shirts; sweat suits; swimwear; T-shirts; tank-tops; ties; tops; underwear.
(Class 41) Arranging and conducting nightclub entertainment events; arranging and conducting nightclub parties; night clubs.
(Class 43) Bar services; cafe services; cocktail lounge services; restaurant services; restaurant services, including sit-down service of food and take-out restaurant services; restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Deadline to put mark into use: 01/04/18 Renewal due: 01/04/23

32/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-038-CTM	CUSINA ASELLINA	SN: 011152774 Filed: 8/30/12 RN: 011152774 Issued: 1/9/13	The ONE Group, LLC
(Class 43) Bar Services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars
Deadline to put mark into use: 08/30/17 Renewal Due: 8/30/22
916-039-CTM	RHYTHM HOTEL	SN: 011574522 Filed: 02/14/13 RN: 011574522 Issued: 07/10/13	The ONE Group, LLC
(Class 43) Hotel accommodation services; hotel services; residential hotel services; spa services, namely, providing temporary accommodation and meals to clients of a health or beauty spa.
(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements; health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths and body scrubs.
(Class 45) Hotel concierge services.
Deadline to put mark into use: 02/14/18 Renewal due: 02/14/23

33/68

GUERNSEY

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-GG	STK	SN: 354023 Filed: 04/26/11 RN: GGGT7438	The ONE Group, LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Deadline to put mark in use: 04/26/16 Renewal due: 04/26/21
915-004-GG	Not Your Daddy’s Steakhouse	SN: 354026 Filed: 04/26/11 RN: GGGT7454	The ONE Group, LLC	(Class 43) Restaurant; Bar Services	Deadline to put mark in use: 04/26/16 Renewal due: 04/26/21
915-006-GG		SN: 354028 Filed: 04/26/11 RN: GGGT7455	The ONE Group, LLC	(Class 43) Restaurants, Bar services	Deadline to put mark in use: 04/26/16 Renewal due: 04/26/21
915-057-GG	REBEL BY STK	SN: 525226 Filed: 01/30/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Published: 02/10/14

34/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-GG	STK	SN: 538215 Filed: 05/28/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending.

HONG KONG

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-HK	STK	SN: 302583900 Filed: 4/19/13 RN: 302583900 Issued: 04/19/13	The ONE Group, LLC	(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurants; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises	Renewal Due: 04/18/23
915-004-HK	NOT YOUR DADDY’S STEAKHOUSE	SN: 302604078 Filed: 5/10/13 RN: 302604078 Issued: 05/10/13	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurants; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Renewal Due: 05/09/23

35/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-HK		SN: 302604069 Filed: 5/10/13 RN: 302604069 Issued: 5/10/13	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Renewal Due: 05/09/23
915-057-HK	REBEL BY STK	SN: 302881765 Filed: 01/28/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Published: 04/04/14
915-069-HK	STK	SN: 303017015 Filed: 06/03/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending.

36/68

MEXICO

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-MX	STK	Appl. No. 1149306 Filed: 1/21/11 RN: 1219788 Issued: 5/30/11	The ONE Group, LLC	(Class 43) Bar services; restaurant services.	Deadline to put mark in use: 5/30/14 Renewal due: 1/21/21
915-004-MX	Not Your Daddy’s Steakhouse	Appl. No. 1149305 Filed: 1/21/11 RN: 1219787 Issued: 5/30/11	The ONE Group, LLC	(Class 43) Bar services; restaurant services.	Date of Grant: 5/30/11 Deadline to put mark in use: 5/30/14 Renewal due: 1/21/21
915-006-MX		Appl. No. 1149308 Filed: 1/21/11 RN: 1220858 Issued: 5/30/11	The ONE Group, LLC	(Class 43) Restaurant and bar services.	Deadline to put mark in use: 6/3/14 Renewal due: 1/21/21

37/68

NEW ZEALAND

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-NZ	STK	SN: 839761 Filed: 04/05/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Abandoned
915-003-NZ2	STK	SN: 974856 Filed: 03/28/13	The ONE Group, LLC	(Class 043) Restaurant and bar services.	Pending
915-004-NZ	NOT YOUR DADDY’S STEAKHOUSE	SN: 839762 Filed: 04/05/11 Issued: 04/05/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Deadline to put mark in use: 04/05/14 Renewal due: 04/05/21
915-006-NZ		Appl. No. 839763 Filed: 4/5/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Deadline to put mark in use: 4/5/14 Renewal due: 4/5/21

38/68

RUSSIA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032-RU		SN: 2013700465 Filed: 1/11/13 RN: 511540 Issued: 4/21/14	The ONE Group, LLC	(Class 43) Bar services; restaurants	Renewal Due: 1/11/2023

SOUTH AFRICA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-ZA	STK	RN: 2009/15863 Filed: 8/19/09	The ONE Group, LLC
(Class 043) Services for providing food and drink; temporary accommodation; restaurants; bars; cafes; cocktail lounges; wine bars; spa services, including providing temporary accommodation and meals to clients of a health or beauty spa; hotels.
Deadline to put mark in use: 8/15/16 Renewal due: 8/19/19

39/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-ZA	NOT YOUR DADDY’S STEAKHOUSE	RN: 2009/15864 Filed: 8/19/09	The ONE Group, LLC
(Class 043) Services for providing food and drink; temporary accommodation; restaurants; bars; cafes; cocktail lounges; wine bars; spa services, including providing temporary accommodation and meals to clients of a health or beauty spa; hotels.
Deadline to put mark in use: 8/15/16 Renewal due: 8/19/19
915-006-ZA		RN: 2009/15866 Filed: 8/19/09	The ONE Group, LLC	(Class 43) Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Deadline to put mark in use: 8/22/16 Renewal due: 8/19/19
915-057-ZA	REBEL BY STK	SN: Filed: 01/ /14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-ZA	STK	SN: 2014/13096 Filed: 05/26/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending.

40/68

THAILAND

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-TH	STK	SN: 884636 Filed: 03/08/13	The ONE Group, LLC	(Class 043) Bar services; Restaurants.	Pending

UNITED ARAB EMIRATES

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AE	STK	SN: 155544 Filed: 4/11/11 RN: 155544 Issued: 09/05/13	The ONE Group, LLC	(Class 43) Restaurant services and services for providing food and drink; temporary accommodation.	Renewal due: 04/11/21
915-004-AE	NOT YOUR DADDY’S STEAKHOUSE	SN: 155545 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant services and services for providing food and drink; temporary accommodation.	Pending Renewal due: 04/11/2021

41/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-AE		SN: 1074818 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant services and services for providing food and drink; temporary accommodation.	Refusal issued based upon immoral material. Response being prepared and filed.
915-057-AE	REBEL BY STK	SN: Filed: 01/ /14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Cocktail lounge services; Cafe services; Cafes; Cocktail lounges; Restaurants; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-AE	STK	SN: 212458 Filed: 06/02/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Education; providing of training; entertainment; sporting and cultural activities.	Pending Renewal due: 06/02/24
916-025-AE	ASELLINA	SN: 158773 Filed: 6/19/11	The ONE Group, LLC
Restaurant services; Café and restaurant services; Cafes; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages.

Awaiting registration or other notice from IB. Renewal due: 6/19/21

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MADRID PROTOCOL (INTERNATIONAL REGISTRATION)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-MAD	STK	RN: 1074024 Filed: 4/4/11 Issued: 4/4/11 Designated: AU, CN, CU, IL, JP, NO, KR, RU, SG, CH, TR, UA	The ONE Group, LLC	(Class 43) Restaurants; bar services	Renewal due: 4/4/21
915-004-MAD	NOT YOUR DADDY’S STEAKHOUSE	RN: 1075410 Filed: 4/11/11 Issued: 4/11/11 Designated: AU, CN, CU, IL, JP, NO, KR, RU, SG, CH, TR, UA	The ONE Group, LLC	(Class 43) Restaurant and bar services	Renewal due: 4/11/21
915-006-MAD		RN: 1074818 Filed: 4/4/11 Issued: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Renewal due: 4/4/21

43/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-MAD	REBEL BY STK	RN: 1197026 Filed: 01/27/14 Priority: 08/14/13 Designated: AU, CN, CU IL, JP, MX, NZ. NO, KR, RU, SM, SG, CH, TR, UK	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Renewal due: 01/27/24
915-069-MAD	STK	RN: 1206178 Filed: 05/05/14 Priority: 03/24/14 Designated: AU, CN, CU, IL, JP, MX, NO, RU, SG, KR, CH, TR, UA, NZ, SM	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs	Renewal due: 05/05/24
916-025-MAD	ASELLINA	RN: 1082096 Filed: 6/6/11	The ONE Group, LLC
Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Renewal due: 6/6/21

44/68

AUSTRALIA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AU	STK	Int’l Reg. No: 1074024 Filed: 4/4/11 AU TM No. 1423409	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 12/8/11 Deadline to put mark in use: 12/8/14 Renewal due: 4/4/21
915-004-AU	NOT YOUR DADDY’S STEAKHOUSE	Int’l Reg. No: 1075410 Filed: 4/11/11 AU TM No. 1426828	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/8/11 Deadline to put mark in use: 12/8/14 Renewal due: 4/11/21

45/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-AU		Int’l Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/8/11 Deadline to put mark in use: 12/8/14 Renewal due 4/4/21
915-057-AU	REBEL BY STK	Int’l Reg. No. 1197026 Filed: 01/27/14 Priority: 08/14/13 AU TM No. 1615056	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Grant of Protection: 11/07/14 Deadline to put mark in use: 01/27/17 Vulnerable to removal of non-use: 01/27/19 Renewal due: 01/27/24
915-069-AU	STK	Int’l Reg. No. 1206178 Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending

46/68

CHINA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CN	STK	Int’l RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Cancellation against blocking STK Reg. successful on 10/24/13. Awaiting new review by examiner. Grant of Protection Decision: 11/11/13 Deadline to put mark in use: 12/19/16 Renewal due: 04/04/21

47/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-CN	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/12/11 Deadline to put mark in use: 12/12/14 Renewal due: 4/11/21
915-006-CN		Int’l RN: 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 10/24/11 Deadline to put mark in use: 10/24/14 Renewal due: 4/4/21
915-057-CN	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

48/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-CN	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.
916-025-CN	ASELLINA	SN: 1082096 Filed: 6/6/11	The ONE Group, LLC
Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Statement of Grant of Protection: 12/19/2011 Deadline to put mark in use: 12/19/14 Renewal due: 6/6/21

49/68

CUBA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CU	STK	Int’l RN: 1074024 Filed: 04/04/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	2nd Part of Fee paid 4/30/12 Deadline to put mark in use: 04/19/15 Renewal due: 04/04/21
915-004-CU	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 04/11/11	The ONE Group, LLC	(Class 43) Restaurants and bar services	Statement of Grant: 04/19/12 Deadline to put mark in use: 04/19/15 Renewal due: 04/11/21
915-006-CU		Int’l RN: 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Statement of Grant issued: 5/9/12 Deadline to put mark in use: 5/9/15 Renewal due: 4/4/21

50/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-CU	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-CU	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

ISRAEL (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-IL	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services; Restaurants	Statement of Grant: 7/2/12 Deadline to put mark in use: 7/2/15 Renewal due: 4/4/21

51/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-IL	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Statement of Grant of Protection: 9/3/12 Deadline to put mark in use: 9/3/2015 Renewal due: 4/11/21
915-006-IL		Int’l RN: 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Statement of Grant of Protection: 6/4/12 Deadline to put mark in use: 6/4/15 Renewal due: 4/4/21
915-057-IL	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

52/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-IL	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

JAPAN (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-JP	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 10/27/11 Deadline to put mark in use: 10/27/14 Renewal due: 4/4/21

53/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-JP	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 11/10/11 Deadline to put mark in use: 11/10/14 Renewal due: 4/11/21
915-006-JP		Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 11/2/11 Deadline to put mark in use: 11/2/14 Renewal due: 4/4/21
915-057-JP	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

54/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-JP	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

KOREA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-KR	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 1/11/12 Deadline to put mark in use: 1/11/15 Renewal due: 4/4/21

55/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-KR	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 2/14/12 Deadline to put mark in use: 2/14/15 Renewal due: 4/11/21
915-006-KR		Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 1/16/12 Deadline to put mark in use: 1/6/15 Renewal due: 4/4/21
915-057-KR	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

56/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-KR	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

MEXICO (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-MX	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-MX	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

57/68

NEW ZEALAND (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-NZ	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Completion of Ex Officio Examination, dated 04/28/2014 Renewal due: 01/27/24
915-069-NZ	STK	Int’l RN: 1206178 Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Completion of Ex Officio Examination, dated 07/10/14 Renewal due: 05/05/24

58/68

NORWAY (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-NO	STK	Int’l RN: 1074024 Filed: 04/04/11	The ONE Group, LLC	(Class 43) Bar services; restaurants	Grant of Protection: 12/09/11 Deadline to put mark in use: 12/09/2016 Renewal due: 04/04/21
915-004-NO	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 04/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 2/10/12 Deadline to put mark in use: 2/10/17 Renewal due: 4/11/21
915-006-NO		Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurant; bar services	End of 18 mo. Opp. Prd.: 3/5/13 Renewal due: 4/4/21

59/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-NO	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-NO	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

RUSSIA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-RU	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Abandoned

60/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-RU	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 8/20/12 Deadline to put mark to use: 8/20/15 Renewal due: 4/11/21
915-006-RU		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 2/29/12 Deadline to put mark in use: 2/28/15 Renewal due 4/4/21
915-057-RU	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

61/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-RU	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

SAN MARINO (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-SM	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-SM	STK	Int’l RN: Filed: 05/05/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs	Pending Examination of Int’l App.

62/68

SINGAPORE (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-SG	STK	Int’l RN: 1074024 Filed: 4/4/11 SG TM No. T1105980D	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Deadline to put mark in use: 7/14/16 Renewal due: 4/4/21
915-004-SG	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 4/11/2011 SG TM No. T1110105C	The ONE Group, LLC	(Class 43) Restaurant and bar services	Deadline to put mark in use: 6/21/17 Renewal due: 4/11/21
915-006-SG		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Deadline to put mark in use: 8/25/16 Renewal due: 4/4/21
915-057-SG	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

63/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-SG	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

SWITZERLAND (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CH	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Deadline to put mark in use: 4/4/16 Renewal due: 4/4/21
915-004-CH	NOT YOUR DADDY’S STEAKHOUSE	RN: 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Deadline to put mark in use: 4/11/16 Renewal due: 4/11/21
915-006-CH		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Deadline to put mark in use: 4/4/16 Renewal due 4/4/21

64/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-CH	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-CH	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

TURKEY (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-TR	STK	RN: 1074024 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Bar services, Restaurants	End of 18 mo. Opp. Prd. : 2/12/13 Renewal due: 4/4/21

65/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-TR	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	End of 18 mo. Opp. Prd. :3/12/13 Renewal due: 4/11/21
915-006-TR		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	End of 18 mo. Opp. Prd.: 3/12/13 Renewal due: 4/4/21
915-057-TR	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-TR	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

66/68

UKRAINE (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-UA	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Statement of Grant of Protection issued: 3/29/12 Deadline to put mark in use: 3/29/15 Renewal due: 4/4/21
915-004-UA	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Statement of Grant: 4/23/12 Deadline to put mark in use: 4/23/15 Renewal due: 4/11/21
915-006-UA		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Statement of Grant: 5/7/12 Deadline to put mark in use: 5/7/15 Renewal due 4/4/21

67/68

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-UA	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-UA	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

68/68

SCHEDULE I
[SCHEDULE I TO PLEDGE AGREEMENT – SUBSIDIARY BORROWERS]

Issuer	Type of Entity	Type of Equity Interest	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
One 29 Park Management, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK-Las Vegas, LLC	Nevada Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Atlanta, LLC	Georgia Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Chicago LLC	Illinois Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK-LA, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Miami, LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Miami Service, LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Midtown Holdings, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Midtown, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Orlando LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%

Issuer	Type of Entity	Type of Equity Interest	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
TOG Biscayne, LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
WSATOG (Miami) LLC	Delaware Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Westwood, LLC	California Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%

2

SCHEDULE II
CURRENT NOTES
Note No. 2, dated April 11, 2012, in the original principal amount of $1,500,000, executed by the Existing Borrowers in favor of the Bank
Note No. 3, dated November 15, 2012, in the original principal amount of $500,000, executed by the Existing Borrowers in favor of the Bank
Note No. 4, dated August 15, 2013, in the original principal amount of $500,000, executed by the Existing Borrowers in favor of the Bank
Note No. 5, dated September 11, 2013, in the original principal amount of $500,000, executed by the Existing Borrowers in favor of the Bank
Note No. 6, dated September 26, 2013, in the original principal amount of $500,000, executed by the Existing Borrowers in favor of the Bank
Note No. 7, dated November 7, 2013, in the original principal amount of $650,000, executed by the Existing Borrowers in favor of the Bank
Note No. 8, dated December 17, 2013, in the original principal amount of $575,000, executed by the Existing Borrowers in favor of the Bank
Note No. 9, dated January 17, 2014, in the original principal amount of $700,000, executed by the Existing Borrowers in favor of the Bank
Note No. 10, dated February 27, 2014, in the original principal amount of $600,000, executed by the Existing Borrowers in favor of the Bank
Note No. 10, dated March 14, 2014, in the original principal amount of $600,000, executed by the Existing Borrowers in favor of the Bank
Note No. 11, dated April 7, 2014, in the original principal amount of $500,000, executed by the Existing Borrowers in favor of the Bank
Note No. 12, dated April 15, 2014, in the original principal amount of $627,182.71, executed by the Existing Borrowers in favor of the Bank
Note No. 13, dated June 4, 2014, in the original principal amount of $450,000, executed by the Existing Borrowers in favor of the Bank
Note No. 14, dated June 18, 2014, in the original principal amount of $550,000, executed by the Existing Borrowers in favor of the Bank
Note No. 15, dated July 3, 2014, in the original principal amount of $520,000, executed by the Existing Borrowers in favor of the Bank
Note No. 16, dated August __, 2014, in the original principal amount of $________, executed by the Existing Borrowers in favor of the Bank